Delaware Group® Equity Funds II

Nomura Value Fund
(the “Fund”)

Supplement to the Fund’s Statutory Prospectus and Statement of Additional Information (“SAI”), each dated March 31, 2026, as amended

Effective immediately, Macquarie Investment Management Global Limited is appointed as sub-advisor to the Fund.

Effective December 31, 2026, the name of the Fund will change to Nomura Growth and Income Fund II, the Fund will change its investment objective, and the Fund will change its 80% investment policy.

Changes Effective Immediately

Effective immediately, the following information replaces the information in the section of the Fund’s Statutory Prospectus entitled “Fund Summary – What are the Fund’s principal investment strategies?”:

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies (the 80% policy). The Fund invests primarily in securities of large-capitalization companies that the Fund’s sub-advisor, Macquarie Investment Management Global Limited (MIMGL), believes have long-term capital appreciation potential. MIMGL currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase.

Using a systematic bottom-up approach, the Fund seeks to select securities that have above-average yields coupled with a demonstrated business quality, as seen through superior profitability, balance sheet strength, earnings stability and corporate sustainability. Stocks also need to have reasonable company valuations relative to their current growth prospects, and their peer group. All of these factors give insight into the outlook for a company, and identify companies poised for sustainable growth. Sustainable growth, if it occurs, may result in price appreciation for the company’s stock.

MIMGL may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund.

The Fund’s 80% policy is  nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

Effective immediately, the following information replaces the information in the section of the Fund’s Statutory Prospectus entitled “Fund Summary – Who manages the Fund?”:

Investment manager

Delaware Management Company, a series of Nomura Investment Management Business Trust (a Delaware statutory trust) (Manager)

Sub-advisor

Macquarie Investment Management Global Limited serves as sub-advisor for the Fund. MIMGL is primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio managers	Title with MIMGL	Start date on the Fund
Benjamin Leung, CFA	Senior Managing Director, Head of Systematic Investments, Portfolio Manager	October 2026
Samir Vanza, CFA	Managing Director, Head of Quantitative Research, Portfolio Manager	October 2026

Employees of the Manager’s affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Fund.

Effective immediately, the following information replaces the information in the section of the Fund’s Statutory Prospectus entitled “How we manage the Fund – Our principal investment strategies”:

Generally, the Fund invests 85% to 100% of its net assets in common stocks. The Fund invests primarily in securities of large-capitalization companies that MIMGL believes have long-term capital appreciation potential.

Using a systematic bottom-up approach, the Fund seeks to select securities that have above-average yields coupled with a demonstrated business quality, as seen through superior profitability, balance sheet strength, earnings stability and corporate sustainability. Stocks also need to have reasonable company valuations relative to their current growth prospects, and their peer group. All of these factors give insight into the outlook for a company, and identify companies poised for sustainable growth. Sustainable growth, if it occurs, may result in price appreciation for the company’s stock.

MIMGL may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, MIMGL may evaluate, among other things, the factors listed above, the condition of the US economy, the condition of non-US economies, and changes in the condition and outlook in the issuer’s industry sector.

The Fund may invest up to 10% of its net assets in REITs, another category of income-generating equity securities. The Fund may invest in convertible securities and select them on the basis of the common stocks into which they can be converted, not on the basis of the debt ratings of the convertible securities.

The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” The Fund may invest up to 15% of its net assets in illiquid investments as determined pursuant to the Investment Company Act of 1940 and applicable rules and regulations thereunder.

The Fund’s investment objective is  nonfundamental. This means that the Fund’s Board of Trustees (Board) may change the objective without obtaining shareholder approval. If the objective were changed, the Fund would notify shareholders at least 60 days before the change became effective.

The SAI also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this Prospectus.

Effective immediately, the following is added as the fourth section of the first paragraph in the section of the Fund’s Statutory Prospectus entitled “How we manage the Fund – The risks of investing in the Fund”:

For purposes of this section, a reference to the Manager may also include MIMGL with respect to its role as sub-advisor of the Fund.

Effective immediately, the following information is added as a new section of the Fund’s Statutory Prospectus after the section entitled “Who manages the Fund – Investment Manager”:

Sub-advisor

Macquarie Investment Management Global Limited (MIMGL), located at 1 Elizabeth Street, Sydney NSW 2000, Australia, serves as sub-advisor for the Fund. MIMGL is a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit and equities.

Effective immediately, the following information replaces the information in the section of the Fund’s Statutory Prospectus entitled “Who manages the Fund – Portfolio managers”:

Benjamin Leung and Samir Vanza have primary responsibility for making day-to-day investment decisions for the Fund.

Benjamin Leung
Senior Managing Director, Head of Systematic Investments, Portfolio Manager
●
  Joined Macquarie in 2001
●
  Based in Sydney

Ben is the Head of the  Macquarie Systematic Investments Team, a role he assumed in August 2024, after serving as Co-Head since August 2014. He is responsible for the day-to-day management of the global portfolios, oversight of the trading function, development of new strategies, and client engagement. Prior to November 2023, Ben was also the Head of Research, responsible for setting the research agenda to drive the ongoing evolution of investment techniques and technology. During his tenure with the firm, he has held roles in software development, quantitative research, and portfolio management for a range of Australian, Developed, and Emerging Markets Equity strategies. Ben serves on the FTSE Russell Asia Pacific Regional Equity Advisory Committee. He earned a Bachelor of Engineering (Honours) in software engineering (First Class) and a Master of Commerce in Finance from the University of New South Wales. He holds the Chartered Financial Analyst® designation and he is a member of the CFA Institute.

Samir Vanza
Managing Director, Head of Quantitative Research, Portfolio Manager
●
  Joined Macquarie in 2014
●
  Based in Sydney

Samir is Head of Quantitative Research for the Macquarie Systematic Investments (MSI) Team, a role he assumed in November 2023. In this capacity, Samir is responsible for setting the research agenda of the MSI Team, as well as overseeing the development and maintenance of the systematic models for the  MSI Team’s global equity portfolios. Prior to November 2023, he was a Senior Quantitative Analyst on the MSI Team. Before joining Macquarie, Samir worked as an Investment Analyst within the Asset Management Team at Insurance Australia Group. In this role, he developed quantitative-based trading models and was involved in the monitoring and construction of investment portfolios. Samir completed his Bachelor of Business (Honours) at the University of Technology Sydney and completed a Post Graduate Diploma in Applied Statistics from Macquarie University. He holds the Chartered Financial Analyst® designation, and he is a member of the CFA Institute.

The  SAI provides additional information about each  portfolio manager’s compensation, other accounts managed by each portfolio manager, and   each  portfolio manager’s ownership of Fund shares.

Effective immediately, the following information replaces the first paragraph in the section of the Fund’s SAI entitled “Organization and Classification”:

This SAI describes the Fund, which is a series of Delaware Group® Equity Funds II (the “Trust”). The Fund offers Class A, Class C, and Class R shares (collectively, the “Retail Classes”). In addition, the Fund offers Institutional Class shares and Class R6 shares. All references to “shares” in this SAI refer to all classes of shares of the Fund, except where noted. The Fund’s investment manager is Delaware Management Company (the “Manager”), a series of Nomura Investment Management Business Trust (”NIMBT”) (a Delaware statutory trust). In addition, Macquarie Investment Management Global Limited (“MIMGL”) serves as sub-advisor to the Fund, as described under “Investment Manager and Other Service Providers.” For purposes of the “Investment Strategies and Risks” section, a reference to the Manager may also include MIMGL, as applicable.

Effective immediately, the following information is added as a new section of the Fund’s SAI entitled “Investment Manager and Other Service Providers – Sub-advisor” after the section of the Fund’s SAI entitled “Investment Manager and Other Service Providers – Investment Manager”:

Sub-Advisor
MIMGL, located at 1 Elizabeth Street, Sydney NSW 2000, Australia, is a wholly owned subsidiary of Macquarie Group Limited. MIMGL is a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit and equities.  The Manager has entered into a separate sub-advisory agreement with MIMGL to serve as principal  sub-advisor for the Fund, with primary responsibility for the day-to-day management of the Fund’s portfolio. The Manager will compensate MIMGL out of the investment advisory fees it receives from such Fund. Although MIMGL may serve as sub-advisor, the Manager has ultimate responsibility for all investment advisory services for the Fund.

Effective immediately, the following information replaces the information in the section of the Fund’s SAI entitled “Portfolio Managers – Other Accounts Managed”:

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of September 30, 2026 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Benjamin Leung
Registered Investment Companies	5	$5.07 billion	0	$0
Other Pooled Investment Vehicles	17	$17.84 billion	11	$12.69 billion
Other Accounts	30	$41.26 billion	4	$4.77 billion
Samir Vanza
Registered Investment Companies	5	$5.07 billion	0	$0
Other Pooled Investment Vehicles	17	$17.84 billion	11	$12.69 billion
Other Accounts	30	$41.26 billion	4	$4.77 billion

Effective immediately, the following information is added to the section of the Fund’s SAI entitled “Portfolio Managers – Description of Material Conflicts of Interest”:

MIMGL

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund, and the investment action for each such other fund or account and the Fund may differ. For example, an account or fund may be selling a security while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or a Fund.

Additionally, the management of multiple funds or accounts and a Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate.

The sub-advisor may establish initial seed accounts and manage accounts for affiliated entities. A portfolio manager also may have invested in certain funds or accounts managed by the sub-advisor. Accordingly, portfolio managers have an incentive to favor these accounts or funds over other client accounts or funds. The sub-advisor has adopted procedures designed to allocate investments fairly across multiple funds and accounts, including, unless prohibited by applicable law, affiliated accounts.

Some of the accounts managed by the portfolio managers, as set forth in the table above, may have performance based fees. This compensation structure presents a potential conflict of interest because a portfolio manager has an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the sub-advisor does not receive a performance based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest.  While the sub-advisor’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

When the sub-advisor provides initial seed capital in connection with the creation of a new investment product or style and performs investment management services for other funds or accounts including affiliated accounts, these accounts may not exhibit the same performance results as a similarly managed Fund for a variety of reasons, including regulatory restrictions on the type and amount of securities in which the fund or account invests, differential credit and financing terms, and the use of hedging transactions that differ from those used to implement investment strategies for advisory clients.

Effective immediately, the following information replaces the information in the section of the Fund’s SAI entitled “Portfolio Managers – Compensation Structure”:

Base Salary — Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus — Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool, with the most senior contributors generally having the largest share.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including a MAM notional investment plan (the “MAM Notional Investment Plan”) and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

MAM Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within the complex pursuant to the terms of the MAM Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Effective immediately, the following information is added as a new “Appendix B – Proxy Voting Policies – Macquarie Investment Management Global Limited” to the Fund’s SAI:

Macquarie Asset Management (“MAM”) votes proxies for public markets portfolio holdings on behalf of its clients under its Global Proxy Voting Policy and Proxy Voting Guidelines (the “Guidelines”). Votes are exercised in clients’ best interests, consistent with applicable law, fiduciary duties and the relevant investment mandate.

The Guidelines provide set out MAM’s position across the following areas:

●
Board of directors: support independence, diversity and accountability, and vote against directors where governance or risk oversight is materially deficient.
●
Executive compensation: link pay to long-term performance and shareholder outcomes, and vote against excessive, poorly structured or misaligned practices.
●
Capital structure and shareholder rights: protect shareholder rights (such as one share, one vote, and avoiding poison pills), and scrutinise dilution, issuance limits and related party transactions.
●
Audit and risk oversight: expect independent auditors and transparent financial reporting, and hold audit committees accountable for failures.
●
ESG and sustainability: support proposals that enhance long-term risk management and value creation, assessed case by case on climate, human rights and political spending according to materiality and alignment with fiduciary duty.

Governance and oversight

The Policy is owned by MAM Solutions and is reviewed and approved annually by the cross-functional Proxy Voting Committee (the “Committee. The Committee is responsible for overseeing MAM’s proxy voting process, approving the Policy, and ensuring the Guidelines allow MAM to vote consistently with clients’ best interests.

Implementation for MSI-managed equity portfolios

For MSI-managed equity portfolios, day-to-day implementation is carried out by the MSI ESG team. MAM has contracted ISS, a proxy advisory firm, to provide research and recommendations in line with the Guidelines, as well as administration and vote execution.

●
Standing instructions: MAM generally votes in accordance with ISS’s recommendation via a standing instruction, which is typically used for routine resolutions.
●
Additional review: certain resolutions receive further consideration by MSI, drawing on insights from stewardship activities and other relevant sources. Examples include votes involving companies that are material to portfolios, and contentious shareholder proposals relating to corporate events likely to have a material impact on portfolios or associated index benchmarks. Matters of ESG, governance or strategic significance may also be reviewed.
●
Votes against the adviser’s recommendation: where the investment team proposes to vote contrary to ISS’s recommendation, the vote is escalated to the Committee or its delegates for approval.

Conflicts of interest

Where MAM becomes aware of a conflict of interest in an upcoming vote, the matter is generally referred to the Committee or its delegates.

Disclosure and transparency

MSI’s voting record is published six-monthly through the Proxy Voting Dashboard (ISS VDS platform), showing company and meeting details, proposal descriptions and votes cast. Public vote rationales are not generally provided, but may be supplied to clients where permitted by the relevant Product Disclosure Statement or Investment Management Agreement.

Changes Effective December 31, 2026

Effective December 31, 2026, the Fund will change its name from Nomura Value Fund to Nomura Growth and Income Fund II. Accordingly, all references to Nomura Value Fund in the Fund’s Statutory Prospectus and SAI will be replaced with Nomura Growth and Income Fund II.

Effective December 31, 2026, the following information replaces the information in the section of the Fund’s Statutory Prospectus entitled “Fund Summary – What is the Fund’s investment objective?”:

Nomura Growth and Income Fund II seeks long-term growth of capital and current income.

Effective December 31, 2026, the following information replaces the information in the section of the Fund’s Statutory Prospectus entitled “Fund Summary – What are the Fund’s principal investment strategies?”:

The Fund primarily invests in common stocks that offer the potential for capital growth, current income or both. The Fund primarily invests in common stocks of large-size companies. The Fund may also invest in mid- and small-size companies.

The Fund seeks to generate income by investing primarily in dividend paying companies. The Fund may also own convertible securities. Convertible securities are usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks. The Fund may also invest in real estate investment trusts (REITs) and income-generating equity securities. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.

Macquarie Investment Management Global Limited (MIMGL) serves as the Fund’s sub-advisor and manages the Fund’s assets.

Using a systematic bottom-up approach, the Fund seeks to select securities that have above-average yields coupled with a demonstrated business quality, as seen through superior profitability, balance sheet strength, earnings stability and corporate sustainability. Stocks also need to have reasonable company valuations relative to their current growth prospects, and their peer group. All of these factors give insight into the outlook for a company, and identify companies poised for sustainable growth. Sustainable growth, if it occurs, may result in price appreciation for the company’s stock.

Effective December 31, 2026, the following information replaces the information in the section of the Fund’s Statutory Prospectus entitled “Fund Summary – What are the principal risks of investing in the Fund?”:

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Effective December 31, 2026, the following information replaces the information in the section of the Fund’s Statutory Prospectus entitled “How we manage the Fund – Our principal investment strategies”:

The Fund primarily invests in common stocks that offer the potential for capital growth, current income or both. The Fund primarily invests in common stocks of large-size companies. The Fund may also invest in mid- and small-size companies.

The Fund seeks to generate income by investing primarily in dividend paying companies. The Fund may also own convertible securities. Convertible securities are usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks. The Manager selects convertible securities on the basis of the common stocks into which they can be converted, not on the basis of the debt ratings of the convertible securities. The Fund may also invest in real estate investment trusts (REITs) and income-generating equity securities, such as preferred stocks. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.

MIMGL serves as the Fund’s sub-advisor and manages the Fund’s assets.

Using a systematic bottom-up approach, the Fund seeks to select securities that have above-average yields coupled with a demonstrated business quality, as seen through superior profitability, balance sheet strength, earnings stability and corporate sustainability. Stocks also need to have reasonable company valuations relative to their current growth prospects, and their peer group. All of these factors give insight into the outlook for a company, and identify companies poised for sustainable growth. Sustainable growth, if it occurs, may result in price appreciation for the company’s stock. Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equities (80% policy). The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.

The Manager may use futures and options to seek to gain exposure to a particular market segment without purchasing individual securities in that segment. The Manager may use this approach if the Fund had excess cash that the Manager wanted to invest quickly. The Fund also might use covered call options if the Manager believes that doing so would help the Fund to meet its investment objective.

The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” The Fund may invest up to 15% of its net assets in illiquid investments.

The SAI also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this Prospectus.

Effective December 31, 2026, the following information is added to the section of the Fund’s Statutory Prospectus entitled “How we manage the Fund – Other investment strategies”:

Initial public offerings (IPOs)

Under certain market conditions, the Fund may invest in companies at the times of their IPOs. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Effective December 31, 2026, the following risks are deleted in their entirety from the section of the Fund’s Statutory Prospectus entitled “How we manage the Fund – The risks of investing in the Fund”:

Counterparty risk; Derivatives risk; Large capitalization company risk; Leveraging risk; Limited number of securities risk; REIT-related risk; Value stock risk.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in, or redemption from, the Fund or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.

This Supplement is dated October 28, 2026.